UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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American Outdoor Brands Corporation

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Investor Presentation September 2018

Legal SAFE HARBOR    Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Forward-looking statements include statements regarding our “expectations,” “anticipations,” “intentions,” “beliefs,” “projections,” “predictions,” or “strategies” regarding the future. Forward-looking statements also include, but are not limited to, statements regarding: our strategic focus, vision, mission, strategy and objectives across all businesses; our growth and acquisition strategy; the demand for our products and services; our new products and strategic product development across all businesses; our market position, expansion goals and opportunities; our long-term keys to success for the firearms and manufacturing services business; our target markets and target growth; our strategy and opportunities for the outdoor products and accessories business; our plans to position the Company for future growth; and our anticipated revenue, GAAP and non- GAAP earnings per share, tax rate, operating margins, net income and share count in future periods. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased    regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability and costs of raw materials and components; speculation surrounding fears of terrorism and crime; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; our penetration rates in new and existing markets; our strategies; our ability to maintain and enhance brand recognition and reputation; risks associated with the establishment of our new 630,000 square foot national distribution center; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2018.    © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 2

Our Vision is to be the Leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast Firearms Outdoor Products & Accessories Electro-Optics Manufacturing Services © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 3

ESTABLISHING CENTERS OF EXCELLENCE TO LEVERAGE OPEX AS WE GROW AMERICAN OUTDOOR BRANDS LEADERSHIP FIREARMS SEGMENT OUTDOOR PRODUCTS & ACCESSORIES SEGMENT Firearms Division Manufacturing Services —NEW— Manufacturing Expertise LOGISTICS & CUSTOMER Outdoor Products & Electro-Optics NPD Expertise SERVICES DIVISION Accessories Division Logistics Expertise NPD Expertise E-Commerce Expertise Low Cost Sourcing Expertise SHARED SERVICES ORGANIZATION Source of Expertise in Support Functions like Finance, HR, IT, Legal, Compliance, EH&S © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 4

Multiple Paths to Market GOAL: BE THE PREFERRED VENDOR Two Step via Distributors 12,000+ Independent Retailers Logistics & Customer Direct to Strategic Retailers Large Strategic Retailers (e.g. Cabela’s) Services Facility in Missouri Direct to Buying Groups Buying Groups: 700 Member Retailers Direct to Internet Retailers © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 5

ORGANIC AND INORGANIC GROWTH

Organically: Building our business around the consumer we already know via product innovation, brand expansion, and new product introduction



Hunting
Fishing
Camping
Hiking
Paddling
Archery
Shooting
Core Firearm Consumer Activities

"Outdoor Recreation" *Market Size ~$30-35 Billion**

Shooting/ Hunting *Market Size = $16 Billion in 10-K**

Inorganically: Focusing on smaller low risk acquisition targets with relevant brands and innovative products in niche markets that can be expanded into adjacent spaces

**Management estimate*



AMERICAN OUTDOOR
© 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.
6

FIREARMS DIVISION

Adjusted NICS by AOB Fiscal Quarter


6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0

	FY Q1	FY Q2	FY Q3	FY Q4
FY'10	1,867,500	2,255,455	2,608,228	2,441,399
FY'11	1,856,796	2,343,844	2,863,690	2,798,070
FY'12	2,057,045	2,639,291	3,432,853	3,387,156
FY'13	2,540,204	3,169,177	5,553,062	4,321,270
FY'14	2,701,741	3,165,078	3,789,139	3,477,441
FY'15	2,499,814	3,188,406	4,006,653	3,456,346
FY'16	2,752,060	3,315,382	5,030,858	3,888,746
FY'17	3,279,351	3,733,064	4,546,550	3,766,733
FY'18	2,912,034	3,172,329	4,033,830	3,841,836
FY'19	2,618,573			

© 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.
8

Firearms Division ELEMENTS IN CURRENT ENVIRONMENT – Q1FY19 • We are pleased with Q1 results which featured consumer adoption of new products and fewer promotions • New products represented 28.5% of our firearms revenue: • Strong sales of M&P Shield 380EZ – launched in February 2018. • Consumer demand, as measured by adjusted NICS, is down versus last 5 year average • Our recent comparison to NICS results reflects our extremely successful Shield promotion last year, which effectively cleared the channel of Shield 1.0 inventory to make way for Shield 2.0.    • Channel inventories and internal inventories are generally in good condition • Seasonal increase to prepare for fall hunting and holiday shopping seasons is underway. • Our internal inventory is increasing to support buffer stock in preparation for the new Logistics & Customer Services Facility which begins initial operations in November 2018. © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 9

Firearms Division 2018 NEW PRODUCTS M&P380 Shield EZ Built for personal protection and every-day carry, the M&P380 Shield EZ is designed to be easy to use, featuring an easy-to-rack slide, easy-to-load magazine, and easy-to-clean design. M&P M2.0 Compact 3.6” The M&P M2.0 Compact series has expanded to include a smaller frame size that features a 3.6” barrel and 15 round magazine capacity in 9mm. M&P45 M2.0 with TRUGLO TFX Sights The line of M&P M2.0 pistols equipped with TRUGLO TFX sights has been expanded to include an all-FDE, .45 AUTO configuration. M&P45 Shield M2.0 with Integrated Crimson Trace Laser The popular M&P Shield series is now available in .45 Auto with an integrated Crimson Trace laser. Performance Center SW22 Victory The Performance Center SW22 Victory Target pistols are chambered in .22LR and are designed specifically for target shooting competitions. These pistols feature 6-inch target barrels, muzzle brakes, and Tandemkross hive Grips. Performance Center Model 19 Carry Comp/ Model 19 Classic Returning to production after 20 years, the Model 19 is available in a Performance Center version designed for concealed carry and a Classic version that features a traditional look and feel. Performance Center T/C Long Range Rifle Built for the precision long-range shooter, the LRR is available in .243, .308, and 6.5 Creedmoor in both a Black and FDE finish. Thompson/Center T/CR22 Expertly crafted for hunters, plinkers, and first-time shooters alike, the new T/CR22 rifle integrates a variety of high-end features into an innovative rimfire package. © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 10

PROTECTION Firearms Division IS THE KEY PURCHASE MOTIVATOR Number of respondents who reported these reasons were important Handgun Respondents: Home Protection 94% Personal Protection 91% Vehicle Protection 60% Long Gun Respondents: Home Protection 75% Personal Protection 71% Hunting 56% © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 11

OUTDOOR PRODUCTS & ACCESSORIES DIVISION

Outdoor Products & Accessories Division OVERVIEW We are solely focused on the rugged outdoor enthusiast. Whether it’s the Marksman, Hunter, Defender, or Adventurer, we offer a selection of products across shooting accessories, cutlery & tools, and survival categories. Our 15+ gear & accessory brands are complementary, each satisfying different needs for our core consumers. We hire and retain the best talent, leveraging our employees’ capabilities and unique experiences to drive organic growth and differentiation across the portfolio. Shooting Accessories Cutlery & Tools Survival Products “Marksman” (Precision Shooting Supplies) (Gun Cleaning Supplies) (Gunsmithing Tools & Supplies) (Reloading Tools & Equipment) “Hunter” (Field Hunting Accessories) (Multi-Generational Knives / Tools) (Hunting Preparation) (Hunting Knives) (Rifle & Muzzleloader Accessories) “Defender” (S&W Accessories) (S&W Knives & Tools) (M&P Accessories) (M&P Knives & Tools) (Firearm Storage Solutions) “Adventurer” (Recreational Tools) (Camping & Survival Products) (Fisherman Accessories) © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 13

Outdoor Products & Accessories Division

HISTORY OF STRATEGIC ACQUISITIONS

A disciplined strategy focused on leveraging our existing competencies, while targeting a familiar consumer, have led us to seek acquisitions that have: 1) provided successful entry into previously targeted categories (camping, fishing, etc.); 2) opened up new organic growth opportunities across our portfolio; and 3) set the scene for future margin opportunities (new DC, re-sourcing, etc.).

Segments Entered via Acquisitions

- ✓ Shooting
- ✓ Hunting
- ✓ Camping
- ✓ Hiking
- ✓ Fishing

Division Timeline (2014-Present)

Platform Acquisition: Battenfeld Technologies (2014)
- Established platform in accessories products
- Provided entry into shooting & hunting accessories (9 brands)

Tuck-in Acquisition: Taylor Brands (2016)
- Strategic entry into cutlery & tools (5 brands)
- Brought S&W and M&P cutlery licensee in-house

Tuck-in Acquisition: Ultimate Survival Technologies (2016)
- Strategic entry into camping and survival products
- Added high-value, complementary customer relationships

Tuck-in Acquisition: Bubba Blade (2017)
- Strategic entry into fishing accessories
- Ability to leverage Taylor Brands customer relationships to immediately expand distribution

Leveraging Competencies to Drive Post-Acquisition Organic Growth

- **Freed platform of day-to-day managing of HR, Finance, IT, Legal, and EH&S** through introduction of Shared Services
- **Realigned management of all S&W, M&P, and Thompson Center accessories under Accessories Division** from Firearms Division (previously S&W), enabling renewed focus and sales growth
- **Ongoing leveraging of internal product development** capabilities from original platform acquisition to drive new areas of innovation at tuck-ins
- **New logistics facility will provide meaningful cost savings** through warehouse consolidation, rapid shipping capabilities, and better service levels for customers

© 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 14

Outdoor Products & Accessories Division REPEATABLE INNOVATION DRIVES ORGANIC GROWTH Our brands provide inspiration for product innovation. Each of our brands stands for something with consumers – each has a unique character that establishes its “permission to play” in defined product categories. This focus establishes clear direction for our creative product development and engineering teams, who are enthusiasts themselves. Our ideation, development process, and execution speaks for itself – this year, we launched nearly 150 new products at SHOT Show 2018, with additional products planned for rollout over the year. MARKETING PRODUCT TEAMS SALES Engaged sales team provides quick Clear brand definition: For the “Range Clear brand definition establishes the “goal feedback on product ideas and validates Rat” (the person who is always trying to get posts” for where the Caldwell brand has pre-commercialization success with reps better) Caldwell is the ONLY brand that “permission to play” and gives inspiration and customers. delivers the next-level of performance and direction to the product team. among all precision shooting accessories because our products help eliminate the Result: precision turret shooting rest fully developed and commercialized in less than 12 months. Patent variables that make you miss. pending. Total New Products at SHOT: 145 Shooting Accessories: 75 Cutlery & Tools: 45 Survival Products: 25 © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 15

Outdoor Products & Accessories Division

FUTURE EXPANSION OPPORTUNITIES FOR DIVISION

Opportunity to build rich, diverse product and brand platform across rugged outdoor enthusiast markets

Example Market Product Categories & Items		
Camping & Hiking	Backpacks & Bags	Backpacking packs, day packs
	Camp Cooking	Stoves, cookware, utensils, coolers
	Tents	Backpacking tents, camping tents, shelters
	Camping Electronics	GPS, portable power, lighting
	Health & Safety	First aid, emergency gear, insect protection
	Camp Furniture	Chairs, tables, hammocks
	Sleeping Gear	Sleeping bags, pads, cots
	Hiking-Assist Gear	Trekking Poles, compasses, tools
	Hydration	Bottles, hydration packs
Fishing	Rods & Reels	Casting, spinning, saltwater and fly-fishing
	Lures	Hard, soft, and swimbaits; jigs and rigs
	Storage	Tackle boxes, bags
	Line	Fishing line, leaders
	Tools & Gear	Fillet knives, pliers/tools, nets, rulers/scales, finders
Archery	Bows	Vertical bows, crossbows
	Arrows / Broadheads	Arrows, shafts, broadheads
	Shooter-Assist	Sights, releases, rests, stabilizers
	Other	Quivers, bow cases, targets, string

AMERICAN OUTDOOR

© 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 16

ELECTRO-OPTICS DIVISION

Electro-Optics Division BUSINESS STRATEGY • Organic: • Expand Electro-Optics product categories to address market opportunity • Variable Cost reduction • Leverage intra-division sourcing model: • Introduce new product categories quickly and efficiently • Harvest cost reductions within core product offerings (lasers, lights) • Enable new product development across broader cost / price spectrum • Protect and grow core laser business • Continue growing laser sight market by increasing attachment ratio of lasers on personal defense firearms • Optimize sales execution strategies and resources • Align talent and human capital structure to execute sourcing / operations, product development, sales and marketing evolution • Inorganic: • Opportunistically evaluate companies, technologies, and products which leverage existing strengths and/or accelerate current growth strategy © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 18

Electro-Optics Division

2018 INNOVATION: EXPANSION OF PRODUCT LINE

New Dual-Purpose Flashlight Line

- CTC's initial entry into large and diverse flashlight market
- Focused on tactical products for consumers already familiar with Crimson Trace brand
- Four SKUS, all feature M-LOK® / KEYMOD and Picatinny MSR / long gun mounts
- Detachable for hand-held use


500 - 900 Lumen LED White Light
Waterproof Anodized Aluminum
Tail Cap Activation Button
Remote Activation Button
Remote Momentary Pressure Pad, Hook and Loop Mounting Straps and Double Stick Tape

FEATURES:
> 500 - 900 Lumen LED White Light
> High Output Cree® XPL LED
> Modes:
- High Power
- Low Power (10%)
- Strobe
- Momentary & Constant On
> Battery Life:
- 1 Hour 10 Min - High Power
- 3 Hour 55 Min - Low Power

MSRP: $59 - $79



© 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 19

MANUFACTURING SERVICES DIVISION

Manufacturing Services Division – Accessing New Markets NEW BRAND LAUNCH: JANUARY 2018 • New brand, logo, and website (www.swpc.com) • Provides industrial B2B umbrella brand for existing services • Simplifies go-to-market messaging for sales team, enabling cross-selling of services • Leverages strength of the iconic Smith & Wesson name and brand identity of legendary manufacturing craftsmanship and quality • Platform for growth into new markets / independent communication vehicle for division © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 21

LOGISTICS & CUSTOMER SERVICES DIVISION

Logistics & Customer Services Division NEW BUILDING – BOONE COUNTY, MO Capital Investment of $75 million Facilities Overview • $47M construction, site prep, etc. • Approx. 600,000 sq. ft. distribution facility • $3.1M land (Included in above) • Expandable to 1,200,000+ sq. ft. • No cash outlay: Sale/Leaseback for • Division office ~52,000 sq. ft. this portions • Long range expansion potential • $8.1M infrastructure • $10.5M FF&E • $9.4M start up costs and other costs © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 23

Logistics & Customer Services Division SIGNIFICANT BENEFITS OF LOGISTICS FACILITY Better Service to Improved Acquisition Operational &    Customers Integration Financial Efficiencies • Centralized distribution • Timely harvesting of • Centralized location allows for consolidation of synergies adds significant for freight cost reduction customer shipments value • Single location for all • Centralized order • Allows AOBC to be more offshore finished goods management team improves competitive in bidding allows for supply chain customer experience process optimization • Consolidation of • Improved working capital acquisitions reduces need through better finished for costly ERP conversions goods inventory management • State income tax reductions © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.

Logistics & Customer Services Division LOGISTICS FACILITY – FINANCIAL IMPACT Project Costs • Non-cash capital lease of land & building (20 years) • FY19 capital expenditures for equipment and IT    • Additional freight from Firearms Division to L&CS Estimated Rate • Other costs (utilities, maintenance, etc.) of Return Project Benefits >10% • OPEX reductions from closing UST facility • Elimination of lease costs from current Columbia, Rate of Return Assumptions MO facility • Elimination of 3PL distribution costs >10% Return – low state tax savings from minimal • State income tax benefits revenue growth, minimal operating efficiencies, no synergies from future acquisitions Higher returns based on robust state tax savings from revenue growing back to historic levels, and increased operating efficiencies © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.

American Outdoor Brands Corporation FINANCIAL REVIEW

Q1 CONDENSED INCOME STATEMENT – NON-GAAP (U.S.$ Thousands, except per share data) FOR THREE MONTHS ENDED Q1 FY19 Q1 FY18 Net sales $138,833 $129,021 Cost of sales 86,261 88,389 Gross profit 52,572 40,632    % of net sales (gross margin) 37.9% 31.5% Total operating expenses 33,500 37,418    % of net sales 24.1% 29.0% Operating income 19,072 3,214    % of net sales 13.7% 2.5% Total other (expense)/income (2,019) (2,393) Income taxes 5,362 -338 Net income $11,691 $1,159 Net income per share – Diluted $0.21 $0.02 Weighted average shares outstanding – Diluted 54,931 53,905 Non-GAAP Adjusted EBITDAS $28,371 $12,942    % of net sales 20.4% 10.0% © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 27

Financial Review BALANCE SHEET AND CASH FLOW INFORMATION (UNAUDITED) CONDENSED BALANCE SHEET CONDENSED CASH FLOWS As of: (U.S.$ Thousands) For the three months ending: (U.S.$ Thousands) July 31, 2018 April 30, 2018 July 31, 2018 July 31, 2017 Net cash provided by/(used in) Cash and cash equivalents $25,238 $48,860 $10,639 ($34,492) operating activities Accounts receivable 41,504 56,676 Net cash used in investing activities (7,108) (4,788) Net cash (used in)/provided by Inventories 166,891 153,353 (27,153) 21,103 financing activities Other current assets 10,284 11,475 Net decrease in cash ($23,622) ($18,177) Total current assets 243,917 270,364 Long-term assets 482,928 474,696 Total assets $726,845 $745,060 DEBT AS OF JULY 31, 2018 Bank Revolving Line of Credit $0 Current liabilities $93,868 $100,682 Bank Term Loan A $86,100 Other non-current liabilities 52,460 41,926 5.000% Senior Notes due 2020 $75,000 Notes & loans payable, net of 153,837 180,304 current portion Total liabilities 300,165 322,912 TTM—EBITDAS to Debt Ratio <2.0 Total equity 426,680 422,148 Blended Borrowing Rate 4.64% Total liabilities & equity $726,845 $745,060 © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 28

Reconciliation of Net Operating FREE CASH FLOW (Unaudited) FREE CASH FLOW For the three months ending: (U.S. $ Thousands) July 31, 2018 July 31, 2017 Net cash provided by/(used in) $10,639 ($34,492) operating activities Net cash used in Capex and patent (7,108) (4,788) spending Free cash flow $3,531 (39,280) © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 29

Financial Review ANNUAL REVENUE ($ In Millions) $1,000 $900 Notes $800 Estimate $620-$630 Note: Guidance for revenue, GAAP $700 earnings per share, non-GAAP earnings per share, tax rate, and $600 share count reflects information as of August 30, 2018. The Company is not updating any of $500 this guidance to the present date $903 nor does its inclusion constitute $400 a reiteration or modification of $723 $300 $607 this information. *See Appendices $552 for GAAP to non-GAAP reconciliations. $200 $100 $0 FY15 FY16 FY17 FY18 FY19 © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 30

Financial Review DILUTED EARNINGS PER SHARE U.S. $ Represents non-GAAP Note: Represents GAAP Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate and FY19-Estimate share count reflects information as of August 30, 2018. The    Company is not updating any of this guidance to the present date    $2.58 nor does its inclusion constitute    $2.25 a reiteration or modification of this information. *See Appendices    $1.49 $1.83 $0.62- for GAAP to non-GAAP    $1.68 $0.66 reconciliations. $0.32-. $0.90 $1.02 $0.36 $0.37 $0.46 FY15 FY16 FY17 FY18 FY19 © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 31

Financial Review FINANCIAL GUIDANCE (Fiscal Year Ending April 30) Fiscal Second Quarter Estimate Note: Guidance for revenue, GAAP earnings per share, non-GAAP earnings    Revenue $150M to $160M per share, tax rate, and share count GAAP Earnings Per Share $0.04 to $0.08 reflects information as of August 30, Non-GAAP Earnings Per Share* $0.11 to $0.15 2018. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration    Fiscal Year 2019 Estimate or modification of this information. Revenue $620M to $630M *See Appendices for GAAP to non- GAAP Earnings Per Share $0.32 to $0.36 GAAP reconciliations. Non-GAAP Earnings Per Share* $0.62 to $0.66 Tax Rate 30% Share Count 55.0M © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 32

Adjusting to Industry Conditions FOCUS ON PROFITABILITY, CONTINUE TO INVEST • Focus on profitability, reducing costs, and generating cash across the entire business to facilitate further investment in: • Startup and ramp of new Logistics & Customer Services facility in Missouri • Increased incentives and profit sharing to attract and retain top talent • Enhanced marketing initiatives • Limit promotional activity to that which sustains market share, not gains market share, using product innovation to drive market share gains • Firearms Segment: Focus manufacturing capacity on optimal flexibility and absorption of overhead expenses • Outdoor Products & Accessories Segment: Focus on new product development and remain alert for inorganic opportunities • Transition warehouse and logistics requirements to Logistics & Customer Services Division © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 33

Positioning Our Company For FUTURE GROWTH With strong leadership teams operating each division, we can unlock further value, while we explore acquisitions that have the potential to add value and expand our addressable market: Our objective is to    leverage our focused, • Focus on tuck-in opportunities for existing division • Deliver strong brands and products that serve the needs, wants, multi-divisional and desires of our core consumers • Meet strict criteria for return on investment (ROI) and have an structure to drive acceptable level of risk both organic and • Build upon our record of execution and long-term shareholder value creation inorganic growth as Long-term quarterly gross margin target range: 37-41% well as value creation • Margins vary among quarters due to absorption impacts of seasonality, factory shutdowns, and holidays Long-term Adjusted EBITDAS margin target: Above 20% © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 34

Proxy Access RESPONDING TO STOCKHOLDER ACTIVISTS • Activists have called on us to issue a report related to gun safety measures and mitigation of harm associated with gun products, including: • Evidence of monitoring of violent events associated with our products. • Efforts we are undertaking to research and produce safer guns and gun products. • Assessment of corporate reputation and financial risks related to gun violence. • The Board of Directors strongly recommends a vote “AGAINST” the proposal. Proponent mischaracterizes and misstates many facts. In addition: • Monitoring requested is unrealistic, not feasible, and would not prevent misuse of products • We sell legally to FFL’s, we do not transfer directly to consumers • Our products have been in the channel since 1852 • More effective is our collaboration with enforcement agencies (e.g. ATF, police, etc.) • Such a report would in no way advance gun safety and is unnecessary as we have long undertaken numerous, readily apparent efforts and activities to advocate the safe and legal use of our products • Safety locks with every firearm, safety manuals, training programs, NSSF’s Project Childsafe, Don’t Lie for the Other Guy, Operation Secure Store, Suicide Prevention • “Smart gun” technology is not fully developed or available, has not been employed by law enforcement, would not be used by consumers, and requires expertise that is not in our domain • Corporate reputational and financial risks of being a firearm manufacturer are readily apparent and understood by most people. For those less familiar, these risks are detailed in our securities filings. © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 35

American Outdoor Brands Corporation APPENDICES

Q1 CONDENSED INCOME STATEMENT—GAAP (U.S.$ Thousands, except per share data) FOR THREE MONTHS ENDED Q1 FY19 Q1 FY18 Net sales $138,833 $129,021 Cost of sales 86,411 88,389 Gross profit 52,422 40,632 Total operating expenses 38,946 43,832 Operating income/(loss) 13,476 (3,200) Total other (expense)/income (2,019) (1,093) Income taxes 3,812 (2,128) Net income/(loss) $7,645 ($2,165) Net income/(loss) per share – Diluted $0.14 ($0.04) Weighted average shares outstanding – Diluted 54,931 53,905 © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 37

American Outdoor Brands Corporation and Subsidiaries CONDENSED CONSOLIDATED STATEMENTS OF INCOME/(LOSS) For the Three Months Ended July 31, 2018 July 31, 2017 (Unaudited) (Unaudited) (In thousands, except per share data) Net sales $    138,833 $    129,021 Cost of sales                86,411                88,389 Gross profit                52,422                40,632 Operating expenses: Research and development                2,810                2,786 Selling and marketing                11,615                11,718 General and administrative                24,521                29,328 Total operating expenses                38,946                43,832 Operating income/(loss)                13,476                (3,200) Other (expense)/income, net: Other (expense)/income, net    (18)                1,298 Interest expense, net                (2,001)                (2,391) Total other (expense)/income, net                (2,019)                (1,093) Income from operations before income taxes                11,457                (4,293) Income tax expense/(benefit)                3,812                (2,128) Net income/(loss)                7,645                (2,165) Net income/(loss) per share: Basic $                0.14 $                (0.04) Diluted $                0.14 $                (0.04) Weighted average number of common shares outstanding: Basic                54,345                53,905 Diluted                54,931                53,905 © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 38

American Outdoor Brands Corporation GAAP TO NON-GAAP RECONCILIATION (Unaudited) (U.S. $ thousands, except per share data) For the Three Months Ended July 31, 2018 July 31, 2017 $ % of Sales $ % of Sales GAAP gross profit $    52,422 37.8% $    40,632 31.5% Fair value inventory step-up 150 0.1%    — Non-GAAP gross profit $    52,572 37.9% $    40,632 31.5% GAAP operating expenses $    38,946 28.1% $    43,832 34.0% Amortization of acquired intangible assets                (5,446) -3.9% (5,685) -4.4% Transition costs    — (312) -0.2% Acquisition-related costs    — (417) -0.3% Non-GAAP operating expenses $    33,500 24.1% $    37,418 29.0% GAAP operating income/(loss) $    13,476 9.7% $    (3,200) -2.5% Fair value inventory step-up 150 0.1%    — Amortization of acquired intangible assets 5,446 3.9% 5,685 4.4% Transition costs    — — 312 0.2% Acquisition-related costs    — 417 0.3% Non-GAAP operating income $    19,072 13.7% $ 3,214 2.5% GAAP net income/(loss) $ 7,645 5.5% $    (2,165) -1.7% Fair value inventory step-up 150 0.1%    — Amortization of acquired intangible assets 5,446 3.9% 5,685 4.4% Transition costs    — 312 0.2% Acquisition-related costs    — 417 0.3% Change in contingent consideration    — (1,300) -1.0% Tax effect of non-GAAP adjustments (1,550) -1.1% (1,790) -1.4% Non-GAAP net income $    11,691 8.4% $ 1,159 0.9% GAAP net income/(loss) per share—diluted $ 0.14 $ (0.04) Fair value inventory step-up — Amortization of acquired intangible assets 0.10 0.10 Transition costs    — 0.01 Acquisition-related costs    — 0.01 Change in contingent consideration    — (0.02) Tax effect of non-GAAP adjustments (0.03) (0.03) Non-GAAP net income per share—diluted $ 0.21 $ 0.02 (a) (a) Non-GAAP net income per share does not foot due to rounding. © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 39

American Outdoor Brands Corporation Net Sales and Earnings Per Share Guidance – GAAP to Non-GAAP Reconciliation (EPS) (Unaudited) Range for the Three Months Ending October 31, 2018 Range for the Year Ending April 30, 2019 Net sales (in thousands) $ 150,000 $    160,000 $    620,000 $    630,000 GAAP income per share—diluted $    0.04 $ 0.08 $ 0.32 $ 0.36 Amortization of acquired intangible assets 0.10 0.10 0.39 0.39 Inventory step-up expense 0.01 0.01 Transition costs 0.02 0.02 Tax effect of non-GAAP adjustments (0.03) (0.03) (0.12) (0.12) Non-GAAP income per share—diluted $    0.11 $ 0.15 $ 0.62 $ 0.66    © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 40

GAAP to NON-GAAP RECONCILIATION    In this presentation, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) transition costs, (iii) acquisition-related costs, (iv) fair value inventory step-up, (v) the tax effect of non-GAAP adjustments, (vi) net cash provided by operating activities, (vii) net cash used in investing activities, (viii) receipts from note receivable, (ix) interest expense (x) income tax expense, (xi) depreciation and amortization, (xii) stock-based compensation expenses, and (xiii) changes in contingent consideration; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important    supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.    © 2017 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 41

Elizabeth Sharp Vice President – Investor Relations 2100 Roosevelt Avenue Springfield, MA 01104 Phone: 413 747 6284 Email: lsharp@aob.com www.aob.com